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EXHIBIT 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2) [•]

THE BANK OF NEW YORK TRUST COMPANY, N.A. (Exact name of trustee as specified in its charter)

(State of incorporation if not a U.S. national bank)	59-2283428 (I.R.S. employer identification no.)

800 Brickell Avenue Suite 300 Miami, Florida (Address of principal executive offices)	33131 (Zip code)

STEEL DYNAMICS, INC. (Exact name of obligor as specified in its charter)

Indiana (State or other jurisdiction of incorporation or organization)	35-1929476 (I.R.S. employer identification no.)

Steel Dynamics Sales North America, Inc. (Exact name of obligor as specified in its charter)

Indiana (State or other jurisdiction of incorporation or organization)	51-0397408 (I.R.S. employer identification no.)

SDI Investment Company (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	32-0029621 (I.R.S. employer identification no.)

Ferrous Resources, LLC (Exact name of obligor as specified in its charter)

Indiana (State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Dynamic Bar Products, LLC (Exact name of obligor as specified in its charter)
Indiana (State or other jurisdiction of incorporation or organization)	82-0562226 (I.R.S. employer identification no.)

6714 Pointe Inverness Way, Suite 200 Fort Wayne, Indiana (Address of principal executive offices)	46804 (Zip code)

9 1/2% Senior Notes due 2009 (Title of the indenture securities)

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1.	General information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address

Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	Atlanta, Georgia 30309

Federal Deposit Insurance Corporation	Washington, D.C. 20429

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-100717).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-100717).

3.	A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-100717).

4.	A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-100717).

6.	The consent of the trustee required by Section 321(b) of the Act.

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 29th day of April, 2004.

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By:	/s/ Eric Lindahl

Name:	Eric Lindahl
Title:	Vice President

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SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 29th day of April, 2004.

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By:	/s/ Eric Lindahl

Name:	Eric Lindahl
Title:	Vice President

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EXHIBIT 6

CONSENT OF THE TRUSTEE

Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of STEEL DYNAMICS, INC. 9-1/2% Senior Notes due 2009, The Bank of New York Trust Company, N.A., hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

THE BANK OF NEW YORK TRUST COMPANY, N.A.

By:	/s/ Eric Lindahl

Name: Eric Lindahl
Title: Vice President

Chicago, Illinois
April 29, 2004

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